UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 5, 2008
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52681	25-1618281
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN	333-28751	39-1580331
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.
Item 2.06 Material Impairments.
On December 5, 2008, the Board of Directors of Neenah Foundry Company (“Neenah”) and its indirect parent, Neenah Enterprises, Inc. (“NEI”, and together with Neenah, the “Company”), approved the closure of the Company’s Kendallville Manufacturing Facility. The Company expects that the plant, which is located in Kendallville, Indiana, will continue to operate through early March 2009.
The decision to close the facility was made due to the pressures of an overall weak economy and the particularly difficult economic issues facing the foundry industry and manufacturing in general.
The Company is unable at this time to provide a good faith estimate of the costs associated with the action described above. The Company will file an amended report on Form 8-K under Item 2.05 within four business days of making such a determination. The Company also intends to file an amended report on Form 8-K under Item 2.06 if it concludes that a material charge for impairment relating to the action described above is required within four business days of reaching such a determination, including, if determinable at that time, an estimate of the amount or ranges of amounts of the charge(s).
A copy of the press release announcing this action is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward- Looking Statements
This Current Report on Form 8-K may be viewed to contain forward-looking statements. These statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results and events to differ materially from those described in the statements. The words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Factors that could cause our results to differ materially from current expectations include material disruptions to the major industries we serve; continued price fluctuations in the scrap metal market; increases in price or interruptions in the availability of metallurgical coke; regulatory restrictions or requirements; developments affecting the valuation or prospects of the casting and forging industries generally or our business in particular; the outcome of legal proceedings in which we are involved; changes in economic conditions affecting us, our customers and our suppliers; and other factors described or referenced in our Form 10-K for the year ended September 30, 2007 or subsequent SEC filings. You should not place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this report. We undertake no obligation to publicly release any revisions to the forward-looking statements after the date of this document.
Item 8.01 Other Events.
On December 9, 2008, the Company initiated compliance with the U.S. Department of Labor’s Worker Adjustment and Retraining Notification (WARN) Act, by notifying local officials and employees of the potential for production curtailments and employee reductions at the Company’s Gregg Industries, Inc. facility located in El Monte, California.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.

Date: December 11, 2008	/s/ Jeffrey S. Jenkins

	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance and
Chief Financial Officer

NEENAH FOUNDRY COMPANY

Date: December 11, 2008	/s/ Jeffrey S. Jenkins

	Name:	Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release

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